GOLDMAN SACHS ETF TRUST

Goldman Sachs Community Municipal Bond ETF

(the “Fund”)

Supplement dated March 17, 2025 to the

Prospectus, Summary Prospectus and Statement of Additional Information (the “SAI”),

each dated December 29, 2024, as supplemented to date

As announced in a supplement dated December 30, 2024 (the “Prior Supplement”), certain changes to the Fund’s name, management fee and underlying index, together with related changes to the Fund’s investment objective and principal investment strategy, were expected to become effective after the close of business on March 31, 2025. The Fund no longer anticipates implementing the changes disclosed in the Prior Supplement, with the exception of the management fee change. Accordingly, as previously announced in the Prior Supplement, effective March 31, 2025, the Fund’s unitary management fee rate payable to Goldman Sachs Asset Management, L.P., the Fund’s investment adviser, will be reduced to 0.08% of the Fund’s average daily net assets.

With the exception of the management fee change described above, shareholders should disregard the changes disclosed in the Prior Supplement. The Fund will continue to follow the investment objective and principal investment strategy set forth in the current Prospectus, Summary Prospectus and SAI dated December 29, 2024.

This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

MUNIINCETFSTK 03-25